UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 28, 2024
CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

Registrant’s telephone number including area code :(561) 276-2239

Not Applicable
Former Name or Former Address (If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2024, Celsius Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the two proposals listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals please see the Company’s definitive Proxy Statement previously filed with the Securities and Exchange Commission on April 12, 2024.

Proposal 1: Election of Directors

To elect the eight nominees listed below as Directors to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstained	Broker non-Votes
Nicholas Castaldo	168,153,815	4,816,121	87,510	20,393,565
Damon DeSantis	166,172,242	6,792,120	93,084	20,393,565
John Fieldly	170,130,232	2,841,523	85,691	20,393,565
Hal Kravitz	170,308,090	2,660,919	88,437	20,393,565
Jim Lee	161,618,205	11,341,039	98,202	20,393,565
Caroline Levy	139,846,090	32,915,065	296,291	20,393,565
Cheryl Miller	129,916,503	42,844,090	296,853	20,393,565
Joyce Russell	140,519,784	32,239,543	298,119	20,393,565

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained	Broker non-Votes
193,160,455	204,566	85,990	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: May 28, 2024	By:	/s/ Jarrod Langhans
Jarrod Langhans, Chief Financial Officer